OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2022
Payables and Accruals [Abstract]
Other current liabilities	OTHER CURRENT LIABILITIES
As of December 31, 2022 and 2021, other current liabilities within the Consolidated Balance Sheets is comprised of:

(in thousands of $)	2022	2021
Accrued expenses	(20,686)	(12,607)
Deferred charter revenue	(32,963)	(26,873)
Other current liabilities	(1,673)	(2,901)
Provisions	(247)	(606)
Total other current liabilities	(55,569)	(42,987)